Exhibit 99.3

FIRST AMENDMENT TO VOTING AGREEMENT

THIS FIRST AMENDMENT TO VOTING AGREEMENT (this “Amendment”) is made and entered into effective as of the 1st day of July, 2009 by and among FNDS3000 Corp., a Delaware corporation (the “Company”), Sherington Holdings, LLC (the “Investor”), and certain holders of shares of the Company’s Common Stock as set forth on the signature pages attached hereto. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Company, the Investor, and the “Common Holders,” as defined therein, have entered into that certain Voting Agreement dated as of December 1, 2008 (the “Agreement”); and

WHEREAS, the Parties to this Amendment wish to extend the termination date of the Agreement to December 31, 2010 (unless otherwise terminated in accordance with the terms of the Voting Agreement); and

WHEREAS, in order to amend the Agreement, Section 5.2 of the Agreement requires the written consent of the Company, the Investor, and holders of at least 60% of the voting power of the Common Stock held by the Common Holders; and

WHEREAS, the holders of at least 60% of the voting power of the Common Stock held by the Common Holders have indicated their consent to this Amendment with their execution of this Amendment on the signature pages attached hereto.

NOW, THEREFORE, for and in consideration of the mutual promises of the Parties as set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Article 1

Amendments to the Agreement

1.1 The Agreement is hereby amended to delete Section 4.1(a) of the Voting Agreement in its entirety and replace it with the following:

“(a) December 31, 2010;”

Article 2

Miscellaneous

2.1 Counterparts; Facsimile Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page of any such counterpart, or any electronic transmission or facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Amendment, and any electronic or facsimile transmission of any signature of a Party shall be deemed an original and shall bind such Party.

2.2 Nature of Amendment. This Amendment contains the entire agreement of the Parties with respect to the specific subject matter hereof and supersedes all prior written or oral correspondence between the Parties and their representatives (including emails) regarding the specific subject matter hereof.

2.3 Ratification of Agreement. Except as expressly set forth in this Amendment, all other provisions of the Agreement remain unchanged and in full force and effect.

2.4 Amendments. No amendment to the terms and conditions of this Amendment shall be valid and binding on the Parties unless made in writing and signed by an authorized representative of each of the Parties.

2.5 Waiver. No waiver of any provision of this Amendment, or breach hereof, shall be effective unless it is in writing, signed by the Party waiving such provision.

2.6 Governing Law. This Amendment shall be interpreted in accordance with the substantive and procedural laws of the State of Delaware, without regard to its choice of laws rules which may dictate the application of the laws of another jurisdiction.

[signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

COMPANY:

FNDS3000 CORP.

By:	/s/ Joseph F. McGuire
Name:	Joseph F. McGuire
Title:	Chief Financial Officer

[signatures continued on the following page]

[signatures continued from the preceding page]

INVESTOR:

SHERINGTON HOLDINGS, LLC

/s/ Raymond Goldsmith
By:	Raymond Goldsmith
Title:	Chairman

[signatures continued on the following page]

[signatures continued from the preceding page]

COMMON HOLDERS:

/s/ Michael Dodak
Print Name:	Michael Dodak

Address:

Fax:
Email:

/s/ David Fann
Print Name:	David Fann

Address:

Fax:
Email:

/s/ Victoria Vaksman
Print Name:	Victoria Vaksman

Address:

Fax:
Email:

/s/ Don Headlund
Print Name:	Don Headlund

Address:

Fax:
Email:

/s/ Pierre Besuchet
Print Name:	Pierre Besuchet

Address:

Fax:
Email: